EXHIBIT 99.1

Stephen I. Chazen

President and Chief Operating Officer
March 29, 2011
March 29, 2011
Occidental Petroleum Corporation

Howard Weil
39th Annual Energy Conference

2
	FY2010	FY2009
• Core Results	$4,664	$3,192
• Core EPS (diluted)	$5.72	$3.92

• Net Income	$4,530	$2,915
• Reported EPS (diluted)	$5.56	$3.58

• Oil and Gas production volumes (mboe/d) & excl. Argentina; +5.2%	706	671

• Capital Spending	$3,940	$3,245
• Cash Flow from Operations	$9,349	$5,807

• ROE	14.7%	10.3%
• ROCE	13.2%	9.6%

($ in millions, except EPS data)
See attached for GAAP reconciliation
Full Year 2010 Results - Summary
Full Year 2010 Results - Summary

3
What Is Our Philosophy & Strategy?
What Is Our Philosophy & Strategy?
Overriding Goal is to Maximize Total Shareholder Return
• We believe this can be achieved through a combination of:
• Growing our oil and gas production by 5 to 8% per year on
 average over the long term;
• Allocating and deploying capital with a focus on achieving strong financial returns (ROE and ROCE);
 – Return Targets*
 • Domestic - 15+%
 • International - 20+%
• Consistent dividend growth, that is superior to that of our peers.
*Assumes Moderate Product Prices

4
✓
✓
Low
✓
✓
Middle
Risk Factor
Exploratory
Commodity
Political
Engineering
Reinvestment
Financial
High
✓
✓
Level of Risk Acceptable to Occidental
Business Risk Factors
Business Risk Factors

5
740 - 750
(15)
(7)
(7)
725
(1)
(7)
(7)
Previous 1Q11 Guidance
Libya & Yemen; and slower
capital spending in Iraq
Impact of weather in
Permian and Midcontinent
Oil price impact
(thousand boe/d)
Oil & Gas
Production
Oil & Gas
Sales
Note: Previous guidance excludes Argentina; includes maintenance shut-downs at Elk Hills and Dolphin, and partial impact of acquired properties.
Adjusted 1Q11 Oil & Gas Production/Sales Guidance

6
(Percentage of Oxy’s worldwide proved oil reserves)
Note: excludes Argentina as the sale of this asset closed in February 2011.
Oil Reserves Concentrated in the U.S.

7
(Percentage of Oxy total company value)
Note: excludes Argentina as the sale of this asset closed in February 2011.
Standard Measure of Discounted Future Net Cash
Flows (SEC PV-10)

8
Worldwide Oil & Gas Producing Areas

9
Capital Spending - 2011 Outlook
• We expect capital spending for the total year 2011 to be
 about $6.1 billion compared to the total 2010 capital of
 $3.9 billion.
• Both amounts exclude Argentina and the Shah Field
 Development Project.
• Oxy's share of the Shah Field development capital will
 total about $4 billion over the next several years.

10
Capital Spending - 2011E vs. 2010 Actual

11
• Base 5 - 8% Growth
 – CO2 in Permian
 – Current California risked prospects
 – Recent domestic properties acquisitions (Williston Basin, South
 TX gas)
 – Oman
 – Iraq
• Upside from Existing Holdings
 – New California conventional and unconventional prospects
 – Permian exploration
 – Rockies gas
• Additional opportunities from balance sheet and cash
 generation
 – Domestic properties acquisitions
 – New Middle East projects (i.e. Shah gas field)
Oil & Gas Volume Growth Drivers

12
• Divestment of Oxy’s Argentine oil and gas operations to
 Sinopec for after-tax proceeds of approximately $2.6 billion
• Oxy purchased oil and gas properties in South Texas and
 North Dakota for about $3.2 billion
• Oxy increased its interest in General Partner (GP) ownership in Plains All-American (PAA) by 13% to approximately 35%
• Oxy has acquired the remaining 50% joint venture interest in the Elk Hills Power Plant from Sempra
• 21% increase in our common share dividend rate from $0.38
 to $0.46 per quarter effective with the 4/15/2011 payment
Summary of Recent Transactions
(announced 12/10/10)

13
• These new acquisitions and the sale of Argentina will:
 – be immediately accretive to our earnings, ROCE and cash flow after capital;
 – provide greater certainty in achieving both our short-term and long-term average annual production growth outlook of 5 to 8%;
 – increase the domestic weighting of our Oil and Gas operations;
 – NOT materially alter the mix between our oil and natural gas reserves or production.
• These properties, combined with other acquisitions completed in 2010, will more than replace the production from Argentina.
• PAA is one of the largest operators of oil pipelines in North
 America with operations in TX, CA, and ND, among other areas.
• PAA’s operations complement Oxy’s US oil and gas operations.
• Our outlook for improved free cash flow provided for the
 substantial increase to our dividend.
Impact of Transactions

14
Oxy - Shell South Texas Assets Transaction
• 100k gross, 92.8k net acres
• Production ~200 mmcfe/d of
 gas equivalent
• 360+ Bcfe proven developed
 reserves
 – ~840 Bcfe of identified add’l
 resource potential
• Over 550 active wells
• LOE of $0.47 - 0.74 per Mcfe
• Condensate & NGLs are
 ~30% of total revenue
• High WI - 92% avg. and low
 royalty, avg. NRI of 85%
• 2011 focus on higher
 recovery infill and step-out
 locations at Slick & McAllen
 Ranch
• Good returns at current
 NYMEX gas strip prices

15
• Purchased ~174,000 contiguous net acres in ND within the
 southern extents of the Bakken and Three Forks Formations.
• Operated working interests avg. 63% with avg. NRI of ~83%.
• Net risked reserve potential in excess of 250 mmboe from the
 Middle Bakken and Upper Three Forks Formations.
• Prospective across entire acreage position for Three Forks and deeper objectives.
• Combined with existing Oxy assets in the Williston Basin, Oxy now has interests in over 200k net acres producing ~6 mboe/d.
• Oxy expects to grow production in the Williston Basin to at least 30 mboe/d over the next five years.
 – Currently running 8 drilling rigs on our Bakken acreage with plans to increase this to 12 rigs by the end of 2011
 – Plan to drill at least 70 Bakken shale wells during 2011
Oxy - North Dakota Assets Transaction

16
NORTH DAKOTA
South Coteau
Nesson
Anticline
Elm Coulee
Field
Parshall-
Sanish
Fields
Russian Creek
Burke
Ward
McLean
Mercer
Stark
Oliver
Williams
Divide
Roosevelt
McKenzie
Mountrail
Dunn
Billings
Renville
Richland
Morton
MT
ND
Dawson
Golden
Valley
Other Notable Areas of
Williston Basin Production
Other Oxy Operated
Acreage
Oxy Acquisition Area
Burleigh
Sheridan
McHenry
Bottineau
Bismarck
SD
Oxy North Dakota - Williston Basin

17
Permian Basin Overview
• Approximately 1.2 billion BOE of
 proved reserves at year end 2010
• 2010 production of 197,000 boe/d
• Largest oil producer in Permian
 (~16% share of total)
• Largest operator in Permian
 (of 1,500+ operators)
• ~66% of Oxy’s Permian oil
 production is from CO2 related
 EOR projects
• Have another 2.5 BBOE of likely
 recoverable resource
• 1.7 bcf/d (0.5 tcf/year) of CO2
• Ample supply of CO2 accelerates
 project implementations

18
Permian - 2011 Program Summary
• 2011 Capital program ~$850 mm
• Plan to drill 300+ wells this year
• Average 13-rig program in 2011
• Drilling program is front-end
 loaded to exploit quick
 production first
• 130+ workover/maintenance rigs
 operating, two-thirds more than a
 year ago
• Extensive Wolfberry drilling
 program, as well as
 Delaware/Bone Springs sands
• Midstream — Completion of
 Century Plant Train II

19
* $75 / Bbl Marker Price
Typical Permian CO2 Project Cost Structure

20
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage
California Overview
California Overview
• Largest acreage holder in CA
 with 1.6 mm acres, majority of
 which are net mineral interests.
• ~768 mm BOE of proved
 reserves at year end 2010, of
 which 73% are oil.
• 2010 production of 139 mboe/d.
• 78% interest in the Elk Hills
 Field — the largest producer of
 gas and NGLs in CA.
• Currently operating 22 drilling
 rigs in the state.
• Began construction of first new
 gas processing plant in 2010;
 plan to start building a second
 plant in the next two years.

21
California - 2011 Program Summary
THUMS
(Long Beach)
Los Angeles
Elk Hills
Buena Vista
Oxy Properties
Ventura Basin
San Joaquin Basin
• 2011 Capital program ~$1.3
 billion, up ~50% vs. 2010.
• Plan to drill 500+ new
 development wells.
• Shifting our drilling to oil wells
 which we expect to result in
 higher oil production in 2011.
• Drill about 28 exploration wells
 in 2011.
• ~50% of these wells will be for
 conventional exploration.
• We expect that the exploration
 activity will, at a minimum,
 create more unconventional
 drilling locations.

22
• We have ~520 geologically
 viable (so-called de-risked)
 shale drilling locations in CA
 excluding traditional Elk Hills.
• Of these, ~250 are both outside
 of Elk Hills proper and the Kern
 County Discovery Area.
• Based on a conservative view
 of the permitting process, we
 expect to drill 107 shale wells
 outside Elk Hills proper in 2011.
• As additional permits become
 available, the level of drilling
 activity would rise this year.
California Unconventional “Shale” Program

23
Play	Depth (ft)	Thickness (ft)	Porosity (%)	Permeability (mD)	TOC (%)
CA “Shales”	3,500’ - 16,000’	500’ - 3,500’	5 - 30%	<0.0001 - 2	0.1 - 12%
Bakken	7,000’ - 11,000’	20’ - 100’	3 - 12%	0.05 - 0.5	2 - 18%
Eagle Ford	8,000’ - 14,000’	75’ - 300’	3 - 15%	<0.0001 - .003	0.6 - 7%
California “Shale” Summary and Play
Comparison
• ~870,000 acres are within most prospective “shale” plays
• Oxy’s average NRI ~95%
• Identified 15 areas to appraise (5 - 10% of total acreage)
 – Initially target 1 to 2 areas including Kern County discovery
 – Average IP 400 - 800 boepd; Production range from 100 to 1,000 boepd
 – Average EUR 400 - 700 Mboe; 10-acre spacing
• In 10 years CA “shale” could become Oxy’s largest business unit

24
Operating
Cash Flow
from
Continuing
Operations
$9,100
(excluding
Argentina)
Beginning
Cash
$1,200
12/31/09
($ in millions)
– Free cash flow from continuing operations after capex and dividends but before acquisition activity and debt retirements was ~$4.3 billion.
See attached for GAAP reconciliation
Summary of Full Year 2010 Cash Flow

25
1. Base/Maintenance Capital
2. Dividends
3. Growth Capital
4. Acquisitions
5. Share Repurchase
Cash Flow Priorities

26
   F&D Costs
  Actual as a % of
  6:1 *   Prices **  WTI Price
* Oil / Gas Energy Content (Industry convention)
** Gas converted to BOE @ WTI Oil Price / NYMEX Gas Price
Finding & Development Costs per Barrel
2010 $20.25 $24.18 30%
3-Year Average $16.38 $20.25 25%
 (2008 - 2010)
5-Year Average $16.66 $19.52 26%
 (2006 - 2010)
10-Year Average $12.22 $13.48 24%
 (2001 - 2010)
See attached for GAAP reconciliation

27
Net Income Return on Assets
U.S. 16%
International 35%
Total E&P 21%
Cash Flow* Return on Assets
U.S. 24%
International 53%
Total E&P 31%
* Net Income + DD&A
5 Year Average
5 Year Average
Return on Assets
See attached for GAAP reconciliation
(2006 - 2010)

28
Dividend Growth
Annual dividend to increase to $1.84 per share or 21% effective with the 4/15/11 payment

29
• Company’s core business is acquiring assets that can
 provide future growth through improved recovery.
 – Foreign contracts
 – Domestic add-ons
 – Small incremental additions to production in short term
• Generate returns of at least 15% in the US and 20% overseas.
• Overall average finding & development costs of less than
 25% of selling price.
• Even with the additional capital shown, program will
 generate a significant amount of free cash flow.
• Acquisitions are measured against reinvesting in the existing business with the goal of enhancing company value.
• Large number of opportunities over 5-year period.
Acquisition Strategy

30
• 5 - 8% base annual production growth
• Opportunity for additional volume growth
• Returns on invested capital significantly in excess of
 Company’s cost of capital
• Annual increases in dividends
• Significant financial flexibility for opportunities in distressed periods
• Conservative financial statements
• Committed to generating stock market value which is greater than earnings retained
• We believe this will generate top quartile returns for our shareholders
Oxy — Investment Attributes

31
Oxy’s Shareholder Equity versus Equity Market Value
1 - Year
3 - Year
5 - Year
10 - Year
Change in Equity
Market Value
($ in millions)
Creating Shareholder Value
Market Value per $ of Equity Retained
Change in
Shareholder Equity
Financial Data for period ended December 31, 2010.
$13,685
$3,325
$16,162
$9,626
$47,614
$17,042
$70,762
$27,710
4.1
1.7
2.8
2.6
A History of Generating Shareholder Value

Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for
Occidental’s products; political events; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs;
potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of
Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates.
Finding and Development costs calculations inherently compare costs and reserves from separate periods. The United States
Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as resource potential, net risked reserves, de-risked, geologically viable, EUR (expected ultimate recovery), discovery volumes, likely recoverable resources and oil in place, that the
SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are not proved reserves but are potentially recoverable through exploratory driling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosures in our 2010 Form 10-K, available through the following toll-free number 1-888-OXYPETE (1-888-699-7383) or on the internet at http://www.oxy.com. You also can obtain a copy form the SEC by calling 1-800-SEC-0330. We post or provide links to important information on our website including investor and analyst presentations, certain board committee charters and information that SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor Relations” and “Social Responsibility” portions of the website.
Cautionary Statement

Occidental Petroleum Corporation

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Twelve Months Ended December 31,
($ Millions)

	2010		2009
		Diluted		Diluted
		EPS		EPS
Reported Income	$4,530	$5.56	$2,915	$3.58
Add: significant items affecting earnings
Asset impairments	275		-
Rig contract terminations	-		8
Railcar leases	-		15
Severance accrual	-		40
Tax effect of pre-tax adjustments	(100)		(22)
Benefit from foreign tax credit carry-forwards	(80)		-
Discontinued operations, net *	39		236
Core Results	$4,664	$5.72	$3,192	$3.92

* Amount shown after-tax

Average Diluted Common Shares Outstanding		813.8		813.8

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Return on Capital Employed (% )
($ Millions)

	2009	2010
GAAP measure - earnings applicable to common shareholders	2,915	4,530
Interest expense	109	93
Tax effect of interest expense	(38)	(33)
Earnings before tax-effected interest expense	2,986	4,590

GAAP stockholders' equity	29,159	32,484

DEBT
GAAP debt
Debt, including current maturities	2,796	5,111
Non-GAAP debt
Capital lease obligation	25	-
Total debt	2,821	5,111

Total capital employed	31,980	37,595

Return on Capital Employed (%)	9.6	13.2

Occidental Petroleum Corporation
Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
Twelve Months
2010
Consolidated Statement of Cash Flows
Cash flow from operating activities	9,349
Cash flow from investing activities	(9,078)
Cash flow from financing activities	1,083
Change in cash	1,354

Free Cash Flow
Cash flow from operating activities	9,349
Less:operating cash flow from discontinued operations	(210)
Operating cash flow from continuing operations	9,139
Capital spending	(3,940)
Cash dividends paid	(1,159)
Equity method investment dividends	217
Free cash flow from continuing operations	4,257

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Costs Incurred - Using Industry Convention of 6:1
F&D Costs

											Averages
Annual Report Basis	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	25	163	357	146	1,768	4,888	926	1,830	727	2,278	1,612	2,130	1,311
Unproved Properties	56	29	4	8	398	1,142	119	1,710	103	2,290	1,368	1,073	586
Acquisitions	81	192	361	154	2,166	6,030	1,045	3,540	830	4,568	2,979	3,203	1,897
Exploration Costs	171	134	97	158	255	316	327	334	207	329	290	303	233
Development Costs	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,387	3,426	3,089	2,162
	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,716	3,716	3,391	2,395

Costs Incurred	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	8,284	6,695	6,594	4,291

Reserve replacements
Improved recovery	143	142	102	120	139	140	254	247	173	259	226	214	172
Purchases of proved reserves	4	68	107	36	139	327	60	210	160	144	171	180	125
Others
Revisions of previous estimates	21	3	12	49	(12)	12	(95)	(145)	58	(1)	(29)	(34)	(10)
Extensions & discoveries	76	50	147	64	124	34	23	24	92	7	41	36	64
Total Others	97	53	159	113	112	46	(72)	(122)	149	6	11	1	54
	244	263	368	269	390	512	241	335	483	409	409	396	351

Production	173	188	200	207	207	219	208	220	235	273	243	231	213

F&D Costs	$4.80	$4.65	$4.18	$6.51	$10.93	$17.14	$17.04	$23.84	$7.90	$20.25	$16.38	$16.66	$12.22

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
Costs Incurred - Using Average Commodity Prices
F&D Costs

											Averages
Annual Report Basis	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	25	163	357	146	1,768	4,888	926	1,830	727	2,278	1,612	2,130	1,311
Unproved Properties	56	29	4	8	398	1,142	119	1,710	103	2,290	1,368	1,073	586
Acquisitions	81	192	361	154	2,166	6,030	1,045	3,540	830	4,568	2,979	3,203	1,897
Exploration Costs	171	134	97	158	255	316	327	334	207	329	290	303	233
Development Costs	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,387	3,426	3,089	2,162
	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,716	3,716	3,391	2,395

Costs Incurred	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	8,284	6,695	6,594	4,291

Reserve replacements
Improved recovery	143	135	102	115	136	133	225	220	156	204	194	188	157
Purchases of proved reserves	4	65	107	36	136	305	59	146	81	124	117	143	106
Others
Revisions of previous estimates	20	6	12	43	(13)	13	(89)	(131)	104	10	(6)	(19)	(2)
Extensions & discoveries	78	47	148	59	114	31	20	18	56	4	26	26	58
Total Others	98	53	161	102	101	44	(68)	(113)	159	15	20	7	55
	245	252	370	254	373	482	215	254	396	343	331	338	318

Production	177	177	200	201	201	206	190	197	202	225	208	204	198

F&D Costs	$4.77	$4.84	$4.15	$6.88	$11.44	$18.20	$19.09	$31.49	$9.64	$24.18	$20.25	$19.52	$13.48

WTI	$25.97	$26.08	$31.03	$41.40	$56.56	$66.23	$72.32	$99.65	$61.80	$79.53	$80.33	$75.91	$56.06

F&D Costs as a % of WTI	18%	19%	13%	17%	20%	27%	26%	32%	16%	30%	25%	26%	24%

Occidental Petroleum Corporation
Oil & Gas
Return on Assets
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
						5-Year
	2006	2007	2008	2009	2010	Average

Revenues	10,949	12,583	17,378	10,984	14,245	13,228
Production costs	1,668	2,011	2,428	2,214	2,622	2,189
Other operating expense	469	516	536	628	655	561
Depreciation, depletion and amortization	1,487	1,754	1,993	2,258	2,668	2,032
Taxes other than income	381	401	569	413	472	447
Charges for impairments	-	58	81	-	275	83
Exploration expenses	289	361	308	254	262	295
Pretax income	6,655	7,482	11,463	5,217	7,291	7,622
Income tax expense	2,705	3,121	4,426	1,972	2,845	3,014
Results of operations	3,950	4,361	7,037	3,245	4,446	4,608
Depreciation, depletion and amortization	1,487	1,754	1,993	2,258	2,668	2,032
Charges for impairments	-	58	81	-	275	83
Gross Cash	5,437	6,173	9,111	5,503	7,389	6,723

Capitalized costs
Current year	17,375	19,137	24,216	25,228	29,901	23,171
Prior year	13,472	17,375	19,137	24,216	25,228	19,886
Average capitalized costs	15,424	18,256	21,677	24,722	27,565	21,529

5-Year Average	U.S.	International	Total
Results of operations	2,598	2,010	4,608	(a)
Depreciation, depletion and amortization	1,131	901	2,032
Charges for impairments	67	16	83
Gross Cash	3,795	2,928	6,723	(b)

Average capitalized costs	15,861	5,668	21,529	(c)

Net income return on assets (a) / (c)	16%	35%	21%

Cash flow return on assets (b) / (c)	24%	53%	31%